Liquidity	12 Months Ended
Jun. 30, 2019
Liquidity
Liquidity

NOTE 3 – LIQUIDITY

For the year ended June 30, 2019, the Company’s revenue decreased by approximately $3.9 million or 13%, from approximately $30.1 million in fiscal year 2018 to approximately $26.2 million in fiscal year 2019. The decrease in the Company’s revenue was largely affected by reduced export sales to major customers located in the United States when uncertainties arose from the China-U.S trade dispute, including the increase in the US’ tariff on certain Chinese imports from 10% in September 2018 to 25% since May 2019. As a result, the Company’s total unit sales volume decreased by 24.1% when export sales to customers located in the United States decreased by approximately $4.6 million in fiscal 2019 as compared to fiscal 2018. In addition, the Company’s working capital decreased by approximately $19.5 million or 52% from approximately $37.4 million as of June 30, 2018 to approximately $17.9 million as of June 30, 2019, mainly because of large capital expenditures on the Company’s construction-in-progress projects on the construction of a new manufacturing plant under the Company’s subsidiary Meijia and a new warehouse under the Company’s subsidiary Dongguan Jiasheng (see Note 6 below). As of the date of this annual report, the Company had future minimum capital expenditure commitment on its construction-in-progress projects of approximately $7.3 million within the next twelve months.

In assessing its liquidity, management monitors and analyzes the Company’s cash on-hand, its ability to generate sufficient revenue sources in the future, and its operating and capital expenditure commitments. The Company currently plans to fund its operations mainly through cash flow from its operations, remaining cash from its 2017 IPO proceeds, renewal of bank borrowings and equity financing, if necessary, to ensure sufficient working capital.

As of June 30, 2019, the Company had cash of approximately $2.6 million, the Company also had short-term investments of approximately $11.1 million because the Company invested remaining IPO proceeds to purchase interest-bearing wealth management financial products from the banks and such short-term investments have maturities ranging from one to three months. These short-term investments are highly liquid and can be used as working capital when needed. In addition, the Company also had outstanding accounts receivable of approximately $5.4 million, of which approximately $3.9 million or 76% has been subsequently collected back during July to September 2019, and become available for use as working capital.

As of June 30, 2019, the Company had outstanding bank loans of approximately $2.9 million from a PRC bank, and an unused line of credit of RMB 16 million ($2.3 million) with another bank that is available for withdrawal on an as-needed basis. Management expects that it would be able to renew all of its existing bank loans upon their maturity based on past experience and the Company’s good credit history. Subsequently, on August 9, 2019, the Company entered into a loan agreement with Industrial and Commercial Bank of China (“ICBC”) to borrow RMB 12 million ($1.8 million) as working capital for one year. On September 5, 2019 and September 10, 2019, the Company further entered into two loan agreements with Bank of Communications to borrow approximately RMB 18 million ($2.6 million) as working capital for one year (see Note 16).

Although the Company’s revenue decreased in fiscal year 2019 due to decreased export sales to the United States affected by increased tariffs and trade war between China and the United States, the Company has adjusted its sales strategy to increase its sales and marketing efforts to target China’s domestic market, European, Australia and other countries. In addition, Company’s US subsidiary has entered into agreements with several large retail chains in the United States, Canada and Australia for the distribution of the Company’s intelligent pet products. The Company expects the revenues to be generated from these markets will partially mitigate sales decreases in the United States. Management also sees strong opportunities in the newly developed intelligent pet products, which may further increase the Company’s revenue and net income to strengthen its cash position for the next 12 months.

Based on the current operating plan, management believes that the above-mentioned measures collectively will provide sufficient liquidity for the Company to meet its future liquidity and capital requirement for at least 12 months from the date of this report.